UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 14, 2007
                                                ______________________________


                      First Keystone Financial, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       Pennsylvania                     000-25328                23-2576479
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                          19063
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code     (610) 565-6210
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On February 14, 2007, First Keystone Financial, Inc. (the "Company") reported its results of operations for the quarter ended December 31, 2006.

     For additional information, reference is made to the Company's press release dated February 14, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  Exhibits

          The following exhibits are filed herewith.

     Exhibit Number         Description
     -------------------    ------------------------------------------

     99.1                   Press release dated February 14, 2007.
























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST KEYSTONE FINANCIAL, INC.



Date:  February 14, 2007           By: /s/ Rose M. DiMarco
                                       --------------------------------
                                       Rose M. DiMarco
                                       Chief Financial Officer


































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